Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              5.1665%



        Excess Protection Level
          3 Month Average   6.00%
          June, 1999   5.20%
          May, 1999   7.66%
          April, 1999   5.15%


        Cash Yield                                  17.44%


        Investor Charge Offs                         5.06%


        Base Rate                                    7.17%


        Over 30 Day Delinquency                      4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $44,380,968,357.42


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,888,448,838.93